UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 23, 2019

Date of Report (date of earliest event reported)

DROPBOX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38434	26-0138832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

333 Brannan St.

San Francisco, California 94107

(Address of principal executive offices)

(415) 857-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	DBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Dropbox, Inc. (the “Company”), the Company’s stockholders voted upon the following proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2019: (1) to elect eight directors to the Board of Directors of the Company (the “Board”); (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2019; (3) to approve a non-binding advisory vote regarding executive compensation; and (4) to approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1) Proposal for election of eight directors:

	For	Withhold	Broker Non-Votes
Donald Blair	1,891,395,077	32,303,736	64,579,546
Paul E. Jacobs	1,887,289,860	36,408,953	64,579,546
Robert J. Mylod, Jr.	1,891,430,782	32,268,031	64,579,546
Condoleezza Rice	1,891,031,552	32,667,261	64,579,546
R. Bryan Schreier	1,891,378,036	32,320,777	64,579,546
Margaret C. Whitman	1,887,162,663	36,536,150	64,579,546
Andrew W. Houston	1,890,786,580	32,912,233	64,579,546
Arash Ferdowsi	1,891,344,148	32,354,665	64,579,546

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2019:

For	Against	Abstain
1,986,965,322	489,081	823,956

(3) Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
1,920,394,228	2,003,697	1,300,888	64,579,546

(4) Proposal to approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,921,863,976	131,848	1,065,501	637,488	64,579,546

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2019

Dropbox, Inc.

/s/ Bart Volkmer
Bart Volkmer General Counsel